SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  May 31, 2000
                             ----------------------
                            (Earliest Event Reported)



                             Synovus Financial Corp.
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                      1-10312                         58-1134883
--------------               ---------------                  ------------
(State of                     (Commission File                (IRS Employer
  Incorporation)                Number)                        Identification
                                                                Number)


              901 Front Avenue, Suite 301, Columbus, Georgia 31901
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (706) 649-2267
                           ---------------------------
                         (Registrant's Telephone Number)


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)






Item 5.        Other Events.
-------        ---------------

         On May 31, 2000, Total System Services, Inc. ("TSYS"), an 80.8 percent owned subsidiary of Synovus Financial Corp. ("Registrant"), announced the signing of a letter of intent with The Royal Bank of Scotland Group plc in connection with the negotiation of a definitive agreement for TSYS to process Royal Bank Group's seven million consumer and commercial card accounts for a ten-year period.

         A copy of TSYS' press release regarding the announcement referenced above is attached hereto as Exhibit 99.1 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.

Intem 7.     Financial Statements. Pro Forma Financial Informaiton and Exhibits.
--------     -------------------------------------------------------------------

         (a)  Financial Statements - None.

         (b)  Pro Forma Financial Information - None.

         (c)  Exhibits

              99.1 - TSYS' press release, May 31, 2000.




                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SYNOVUS FINANCIAL CORP.
                                           ("Registrant")


Dated:   May 31, 2000                      By:/s/ Kathleen Moates
         ---------------                      -------------------
                                           Kathleen Moates
                                           Senior Deputy General Counsel
















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                                  Exhibit Index

Exhibit Number                        Description

99.1                                  TSYS'
                                      press release
                                      dated May 31, 2000



                                        4